Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Disclosure Of Commitments And Contingent Liabilities [Abstract]
Commitments and Contingencies	Commitments and Contingencies
The Group has entered into license agreements with various third-party game developers to secure exclusive right to publish the games developed by the third-party developers. Upfront license fees paid are capitalized and recognized as other intangible assets and minimum guaranteed royalties are capitalized and recognized as other non-current asset. Purchase obligations for future payment related to above agreements as of December 31, 2025 and 2024 are Won 2,713 million and Won 4,836 million, respectively.

As of December 31, 2025, the Group has been provided with a payment guarantee amounting to Won 110 million from Seoul Guarantee Insurance Co., Ltd.